Offerings - Offering: 1	Jun. 12, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 12,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,657.20
Offering Note	In accordance with Exchange Act Rule 0-11(c)(2), the filing fee of $1,657.20 was determined by multiplying 0.0001381 by transaction consideration of $12,000,000, consisting of (i) $7 million in cash, and (ii) a promissory note valued at $5 million.